[redacted]

COUNTER OFFER 1

Document updated: **June 2021**

ARIZONA association of **REALTORS®** REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

REALTOR® EQUAL HOUSING OPPORTUNITY

This is a Counter Offer originated by: ☒ Seller ☐ Buyer ☐ Landlord ☐ Tenant

This is a Counter Offer to the ☒ Offer ☐ Counter Offer dated 02/12/2023 (MO/DA/YR) between the following Parties:

Seller/Landlord: [redacted]

Buyer/Tenant: [redacted]

Premises Address: 5921 E THUNDERBIRD Road Scottsdale AZ 85254

Acceptance of the above Offer and/or Counter Offer is contingent upon agreement to the following:

[redacted]

Page 1, line 10 = Full Purchase Price to be $675,000
Page 1, line 12 = Cash at Closing to be $665,000

[redacted]

Page 8, Additional Terms and Conditions:
Seller will rehome Koi fish prior to closing
Light above Pool table does not convey
Dryer does not convey
Seller to make no repairs

Terms of Acceptance: Unless acceptance of this Counter Offer is signed by all parties and a signed copy delivered in person, by mail, facsimile or electronically, and received by the originating party's Broker named in the Contract Section 8q or 9a as applicable by 02/14/2023 at 6:00 ☐ a.m. ☒ p.m., Mountain Standard Time, this Counter Offer shall be considered withdrawn. Except as modified by this Counter Offer, all other terms and conditions of the above referenced Offer/Counter Offer(s) shall remain unchanged and deemed accepted. Until this Counter Offer has been accepted in the manner described above, the Parties understand that the Party originating this Counter Offer may withdraw the offer to buy, sell, or lease the Premises. The undersigned acknowledges receipt of a copy hereof.

[redacted] Date: 02-13-2023 Time: ______
☐ Buyer ☐ Landlord ☐ Tenant

______ Date: ______ Time: ______
☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☑ RESPONSE

An additional Counter Offer is attached, and is incorporated by reference. If there is a conflict between this Counter Offer and the additional Counter Offer, the provisions of the additional Counter Offer shall be controlling.

[redacted] Date: 02/15/2023, 07:28:21 AM PST Time: ______
☐ Landlord ☐ Tenant

______ Date: ______ Time: ______
☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☐ ACCEPTANCE

The undersigned agrees to the terms and conditions of this Counter Offer and acknowledges receipt of a copy hereof.

______ Date: ______ Time: ______
☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

______ Date: ______ Time: ______
☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

For Broker Use Only:
Brokerage File/Log No. ______ Manager's Initials ______ Broker's Initials ______ Date ______ (MO/DA/YR)

[redacted]

COUNTER OFFER 2

Document updated: **June 2021**

ARIZONA association of REALTORS® REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

This is a Counter Offer originated by: ☐ Seller ☑ Buyer ☐ Landlord ☐ Tenant

This is a Counter Offer to the ☐ Offer ☑ Counter Offer dated 02/13/2023 (MO/DA/YR) between the following Parties:

Seller/Landlord: [redacted]

Buyer/Tenant: Arrived Holdings, Inc and/or Assigns

Premises Address: 5921 E Thunderbird Rd, Scottsdale, AZ 85254

Acceptance of the above Offer and/or Counter Offer is contingent upon agreement to the following:

Page 1, line 10 - Full Purchase Price to be: $675,000.

Page 1, line 12- Cash at closing to be: $665,000.

Page 3, lines 117-119 to be:

[redacted]

All other terms and conditions remain the same.

Terms of Acceptance: Unless acceptance of this Counter Offer is signed by all parties and a signed copy delivered in person, by mail, facsimile or electronically, and received by the originating party's Broker named in the Contract Section 8q or 9a as applicable by 02/15/2023 at 3:00 ☐ a.m. ☑ p.m., Mountain Standard Time, this Counter Offer shall be considered withdrawn. Except as modified by this Counter Offer, all other terms and conditions of the above referenced Offer/Counter Offer(s) shall remain unchanged and deemed accepted. Until this Counter Offer has been accepted in the manner described above, the Parties understand that the Party originating this Counter Offer may withdraw the offer to buy, sell, or lease the Premises.

The undersigned acknowledges receipt of a copy hereof.

[redacted] Date: 02/15/2023, 07:28:21 AM PST Time: ____

☐ Seller ☑ Buyer ☐ Landlord ☐ Tenant

____ Date: ____ Time: ____

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☑ RESPONSE

An additional Counter Offer is attached, and is incorporated by reference. If there is a conflict between this Counter Offer and the additional Counter Offer, the provisions of the additional Counter Offer shall be controlling.

[redacted] Date: 02-15-2023 Time: ____

☑ Seller ☐ Buyer ☐ Landlord ☐ Tenant

____ Date: ____ Time: ____

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☐ ACCEPTANCE

The undersigned agrees to the terms and conditions of this Counter Offer and acknowledges receipt of a copy hereof.

____ Date: ____ Time: ____

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

____ Date: ____ Time: ____

☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

For Broker Use Only:

Brokerage File/Log No. ____ Manager's Initials ____ Broker's Initials ____ Date ____ (MO/DA/YR)

[redacted]

COUNTER OFFER 3

Document updated: **June 2021**

ARIZONA association of REALTORS® REAL SOLUTIONS. REALTOR® SUCCESS.

The pre-printed portion of this form has been drafted by the Arizona Association of REALTORS®. Any change in the pre-printed language of this form must be made in a prominent manner. No representations are made as to the legal validity, adequacy and/or effects of any provision, including tax consequences thereof. If you desire legal, tax or other professional advice, please consult your attorney, tax advisor or professional consultant.

REALTOR® EQUAL HOUSING OPPORTUNITY

This is a Counter Offer originated by: ☒ Seller ☐ Buyer ☐ Landlord ☐ Tenant

This is a Counter Offer to the ☐ Offer ☒ Counter Offer dated 02/15/2023 (MO/DA/YR) between the following Parties:

Seller/Landlord: [redacted]

Buyer/Tenant: Arrived Holdings, Inc and/or Assigns

Premises Address: 5921 E THUNDERBIRD Road Scottsdale AZ 85254

Acceptance of the above Offer and/or Counter Offer is contingent upon agreement to the following:

Counter offer #1, line 21 is changed to 2/15/23 at 10am.

Terms of Acceptance: Unless acceptance of this Counter Offer is signed by all parties and a signed copy delivered in person, by mail, facsimile or electronically, and received by the originating party's Broker named in the Contract Section 8q or 9a as applicable by 02/15/2023 at 3:00 ☐ a.m. ☒ p.m., Mountain Standard Time, this Counter Offer shall be considered withdrawn. Except as modified by this Counter Offer, all other terms and conditions of the above referenced Offer/Counter Offer(s) shall remain unchanged and deemed accepted. Until this Counter Offer has been accepted in the manner described above, the Parties understand that the Party originating this Counter Offer may withdraw the offer to buy, sell, or lease the Premises.

The undersigned acknowledges receipt of a copy hereof.

[redacted] Date: 02-15-2023 Time: ____
☐ Landlord ☐ Tenant

____ Date: ____ Time: ____
☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☐ RESPONSE

An additional Counter Offer is attached, and is incorporated by reference. If there is a conflict between this Counter Offer and the additional Counter Offer, the provisions of the additional Counter Offer shall be controlling.

____ Date: ____ Time: ____
☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

____ Date: ____ Time: ____
☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

☑ ACCEPTANCE

The undersigned agrees to the terms and conditions of this Counter Offer and acknowledges receipt of a copy hereof.

[redacted] 02/15/2023, 11:58:44 AM PST Date: ____ Time: ____
Landlord ☐ Tenant

____ Date: ____ Time: ____
☐ Seller ☐ Buyer ☐ Landlord ☐ Tenant

For Broker Use Only:

Brokerage File/Log No. ____ Manager's Initials ____ Broker's Initials ____ Date ____ (MO/DA/YR)

[redacted]